Exhibit 32.1

CERTIFICATION

Each of the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Quarterly Report on Form 10-Q of American Woodmark Corporation for the quarter ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 1, 2005	/s/ James J. Gosa
James J. Gosa
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: September 1, 2005	/s/ Jonathan H. Wolk
Jonathan H. Wolk
Vice President and Chief Financial Officer
(Principal Financial Officer)